                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 28, 1995
                         Date of Earliest Event Reported: April 25, 1995

                      AMERICAN MOBILE SYSTEMS INCORPORATED
             (Exact name of Registrant as specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            0-14002                                   22-2412153
  (Commission File Number)                (I.R.S. Employer Identification No.)

                           20920-C Warner Center Lane
                           Woodland Hills, California         91367-5002
                    (Address of principal executive offices)  (Zip Code)

         Registrant's telephone number, including area code:  (818) 593-3000



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ITEM 5.  OTHER EVENTS.

                 On April 25, 1995, American Mobile Systems Incorporated ("AMS") and Nextel Communications, Inc. ("Nextel") entered into a definitive Agreement and Plan of Merger, dated as of April 25, 1995 (the "Merger Agreement"), by and among AMS, Nextel and Mobile Communications of Florida, Inc, a wholly owned subsidiary of Nextel. The Merger Agreement provides for a wholly owned subsidiary of Nextel to merge with and into AMS, with AMS being the surviving corporation (the "Merger"). In the Merger, each share of Common Stock, par value $.01 per share ("AMS Stock"), of AMS issued and outstanding (except for shares held by Nextel or AMS) will be converted into the right to receive 0.620 of a share of Class A Common Stock, par value $.001 per share ("Nextel Stock"), of Nextel (based on there being no more than 6,775,721 shares of AMS Stock outstanding on a fully diluted basis (other than any shares held by Nextel)), resulting in approximately 4,200,000 shares of Nextel Stock becoming issuable in connection with the Merger. Each unexercised AMS employee stock option outstanding after the Merger will be assumed by Nextel and will be converted into an option to purchase that number of shares of Nextel Stock that the holder thereof would have received in the Merger had such holder exercised such option immediately prior to the Merger.

                 The Merger is subject to customary closing conditions, including (i) approval of the Merger by the holders of AMS Stock, (ii) Nextel and AMS having obtained all governmental and third party consents and approvals required in connection with the Merger, including under the indentures pursuant to which certain of Nextel's outstanding indebtedness has been issued (the "Nextel Indentures"), (iii) each of Nextel and AMS having received an opinion of counsel to the effect that, among other things, the Merger can be consummated on a tax free basis, and (iv) AMS receiving an opinion from its financial advisor that, from a financial point of view, the Merger is fair to the public holders of AMS Stock. Additionally, the Merger is subject to (i) the consummation of the purchase of equity securities of Nextel by an affiliate of Craig O. McCaw contemplated by that certain Securities Purchase Agreement, dated as of April 4, 1995 (the "McCaw Purchase"), (ii) no holder of AMS Stock being entitled to exercise appraisal rights in connection with the Merger, and (iii) Nextel's ability to cause AMS to repay all of AMS' outstanding indebtedness following the Merger without prepayment penalties or similar charges or any third party consents.

                 As reported earlier, AMS and Nextel are also parties to a certain Stock Purchase Agreement, originally dated as of August 25, 1993 (as amended, the "Stock Purchase Agreement"), pursuant to which Nextel had agreed to purchase a majority equity interest in the Company. Upon the signing of the Merger Agreement, the Stock Purchase Agreement was terminated and superseded, subject to the Stock Purchase Agreement being automatically returned to full force and effect if the Merger Agreement is terminated pursuant to the applicable provisions of the Merger Agreement in any of the following circumstances: (i) by AMS, if the McCaw Purchase is not consummated by September 15, 1995, (ii) by Nextel, if the AMS Stock is not listed on the Nasdaq National Market on the record date for the special meeting of the



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holders of the AMS Stock relating to the Merger, or (iii) by AMS or Nextel, if
Nextel is unable to obtain the necessary consents relating to the Merger under the Nextel Indentures by September 15, 1995 or if the proxy statement/propectus relating to the Merger is not mailed to the holders of the AMS Stock by July 31, 1995. In addition to the circumstances described above and certain other circumstances described in the Merger Agreement, the Merger Agreement may also be terminated by either AMS or Nextel if the Merger is not consummated by September 30, 1995.

                 In connection with the Merger Agreement, Tele-Communications, Inc. ("TCI") and Nextel have entered into a voting agreement (the "Voting Agreement") pursuant to which TCI has agreed, among other things, (i) not to dispose of its AMS Stock prior to the Merger except in certain limited circumstances and (ii) to vote (or grant a proxy to Nextel to vote) its shares of AMS Stock in favor of the Merger. In addition, pursuant to the Merger Agreement Nextel has agreed to vote its AMS Stock in favor of the Merger. Together, Nextel and TCI beneficially own approximately 46% of the outstanding shares of AMS Stock.

                 The foregoing summary descriptions of the Merger Agreement and the Voting Agreement are qualified in their entirety by reference to the precise terms and conditions of such agreements, copies of which have been filed as exhibits to this report and which are hereby incorporated by reference for all purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial statements: None.

         (b) Pro forma financial information: None.

         (c) Exhibits:


         Exhibit No.              Description
         -----------              -----------
            2                     Agreement and Plan of Merger, dated as of
                                  April 25, 1995, by and among American Mobile
                                  Systems Incorporated, Nextel Communications,
                                  Inc. and Mobile Communications of Florida,
                                  Inc.

         99.1                     Letter, dated as of April 25, 1995, from
                                  Tele-Communications, Inc. to Nextel
                                  Communications, Inc.

         99.2                     Press Release of Nextel Communications, Inc.
                                  and Amercian Mobile Systems Incorporated, dated April 26, 1995.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 1995

                                         AMERICAN MOBILE SYSTEMS INCORPORATED
                                                 (Registrant)

                                         By:       /s/ Richard G. Somers
                                                 -----------------------------
                                                 Name:  Richard G. Somers
                                                 Title: President





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                                  EXHIBIT INDEX

         Exhibit No.              Description
         -----------              -----------
            2                     Agreement and Plan of Merger, dated as of
                                  April 25, 1995, by and among American Mobile
                                  Systems Incorporated, Nextel Communications,
                                  Inc. and Mobile Communications of Florida,
                                  Inc.

         99.1                     Letter, dated as of April 25, 1995, from
                                  Tele-Communications, Inc. to Nextel
                                  Communications, Inc.


         99.2                     Press Release of Nextel Communications, Inc.
                                  and American Mobile Systems Incorporated, dated April 26, 1995.


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